Exhibit 10.8

                       FIRST AMENDMENT TO LEASE AGREEMENT


         THIS FIRST AMENDMENT TO LEASE AGREEMENT ("First Amendment") is made as of this 30th day of April, 1998 by and between REGENT PACES FERRY OFFICE I, INC. ("Landlord") and SOUTHEAST COMMERCE HOLDING COMPANY ("Tenant")


                              W I T N E S S E T H:

         WHEREAS, Landlord and Tenant entered into that certain Lease Agreement dated October 14, 1997 (the "Lease") concerning certain Premises described therein; and

         WHEREAS, Landlord and Tenant desire to amend the Lease as more particularly hereinafter set forth.

         NOW THEREFORE, in consideration of the above recitals, the mutual promises set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Commencement Date. Landlord and Tenant hereby agree that the Commencement Date under the Lease shall be July 1, 1998 and any provisions to the Lease providing for a Commencement Date other than July 1, 1998 are hereby modified to comply with same.

         2. Base Rent. Section 15 of the Summary of Basic Lease Terms of the Lease is hereby deleted in its entirety and the following is substituted in lieu thereof:

         "15.     Base Rent:
                  [Section 4.1]

                    Portion of Lease  Annual Base   Annual Base      Monthly
                          Term         Rent/RSF       Rent         Base Rent
                          ----         ---------    -----------    -----------

                   7/1/98-6/30/03       $23.00      $125,028.00     $10,419.00
                   7/1/03-6/30/08       $25.00      $135,900.00     $11,325.00"

         3. Ratification. Except as hereinabove modified, the Lease remains in full force and effect and is hereby ratified and confirmed in all respects.

         4. Capitalized Terms. The capitalized terms used herein shall have the meaning attributed to them in the Lease unless otherwise defined herein.

         IN WITNESS WHEREOF, the duly authorized representatives of Landlord and Tenant have executed this First Amendment as of the date first above written.

                                      REGENT PACES FERRY OFFICE I, INC., a
                                      Georgia corporation

                                      By:  /s/ David B. Allman
                                           -------------------------------------
                                      Name:    David B. Allman
                                      Title:   President

                                      Attest:  /s/ Terry L. Woolard
                                               ---------------------------------
                                      Name:    Terry L. Woolard
                                      Title:   Secretary

                                      (Corporate Seal)

                                      SOUTHEAST COMMERCE HOLDING
                                      COMPANY, a Georgia corporation


                                      By:   /s/ Rich Parlontieri
                                            ------------------------------------
                                      Name: Rich Parlontieri
                                      Title: Chairman/CEO

                                      Attest:  /s/ Louis J. Douglass, III
                                               ---------------------------------
                                      Name:    Louis J. Douglass, III
                                      Title:   President

                                      (Corporate Seal)